POWER OF ATTORNEY

Each director of Light Index Fund, Inc. (the "Company"), whose signature appears below, hereby appoints Henry Hewitt and/or J. James Gallagher, as his or her attorney to sign, in his or her name and behalf and in the capacity stated below, (i) the Company's Registration Statement on Form N-IA filed pursuant to the Investment Company Act of 1940 and the Securities Act of 1933 (the "Registration Statement") for the registration of securities in connection with the Company's continuous offering of shares of the Light Index Fund, no par value, ("Fund Shares"), as described in the Prospectus included in the Registration Statement, and likewise to sign any and all amendments and other documents relating thereto as shall be necessary to cause the Registration Statement to become effective (including post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; (ii) any document deemed necessary by such attorney to cause the issuance of Fund Shares to be made in compliance with the Blue Sky and securities laws of any state or foreign jurisdiction (the signing of any such document to be conclusive evidence that the attorney considers such document necessary or desirable); and (iii) any and all such documents upon the advice of legal counsel to carry out the offering of the Fund Shares to the public, each such person hereby granting to each such attorney power to act with our without the other and with full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Power of Attorney has been signed by the following persons in the capacities indicated, on the _____ day of November, 1997.


SIGNATURE                              TITLE


/s/Henry Hewitt                        Director
Henry Hewitt

/s/Thomas Kinsman                      Director
Thomas Kinsman

/s/Brian Hatch                         Director
Brian Hatch

/s/John Hewitt, Jr.                    Director
John Hewitt, Jr.